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                                                                    EXHIBIT 99.1

AMCAST INDUSTRIAL CORPORATION
Reorganized Balance Sheet
($Millions)


                                              PROJECTED                                       PROJECTED
                                            PRE-EMERGENCE           REORGANIZATION          POST-EMERGENCE
                                              6/30/2005               ADJUSTMENTS              6/30/2005
                                            --------------          --------------          ---------------

ASSETS

Cash & Equivalents                             $  0.562              $  (0.562)(1)             $ 0.000

Accounts Receivable, Net                         20.767                      -                  20.767

Inventory, Net                                    9.095                      -                   9.095

Other Current Assets                              4.974                      -                   4.974
                                            --------------          --------------          ---------------

TOTAL CURRENT ASSETS                             35.399                 (0.562)                 34.837
                                            --------------          --------------          ---------------

Property, Plant, & Equipment, Net                55.266                 (6.648)(2)              48.618

Other Long-Term Assets                            5.019                      -                   5.019
                                            --------------          --------------          ---------------

TOTAL LONG-TERM ASSETS                           60.285                 (6.648)                 53.637
                                            --------------          --------------          ---------------

TOTAL ASSETS                                   $ 95.684              $  (7.210)                $88.474
                                            ==============          ==============          ===============

LIABILITIES AND EQUITY

Accounts Payable                               $  9.810              $   0.000                 $ 9.810

Accrued Liabilities                               7.051                  1.175 (3)               8.226

Debtor-in-Possession (DIP)

Facility                                         14.000                (14.000)(4)                   -
                                            --------------          --------------          ---------------

TOTAL CURRENT LIABILITIES                        30.861                (12.825)                 18.036
                                            --------------          --------------          ---------------

Long-Term Debt                                        -                  0.438                   0.438

Other Non-Current Liabilities                         -                      -                       -

Liabilities Subject to Compromise

 Pre-Petition Accounts Payable                    5.130                 (5.130)(5)                   -

 Pre-Petition Debt                              108.352               (108.352)(5)                   -

 Other Pre-Petition Liabilities                  34.868                (34.868)(5)                   -
                                            --------------          --------------          ---------------

 Total Liabilities Subject to
 Compromise                                     148.350               (148.350)                      -

Exit Debt Facilities

 Term Note A                                          -                 42.000 (6)              42.000

 Term Note B                                          -                 27.000 (6)              27.000
                                            --------------          --------------          ---------------

 Total Exit Debt Facilities                           -                 69.000                  69.000
                                            --------------          --------------          ---------------

TOTAL LONG-TERM LIABILITIES                     148.350                (78.912)                 69.438
                                            --------------          --------------          ---------------

TOTAL LIABILITIES                               179.211                (91.737)                 87.474
                                            --------------          --------------          ---------------

Pre-Petition Shareholders' Equity               (83.527)                83.527 (7)                   -

Reorganized Shareholders' Equity                      -                  1.000 (6)               1.000
                                            --------------          --------------          ---------------

TOTAL EQUITY                                    (83.527)                84.527                   1.000
                                            --------------          --------------          ---------------

TOTAL LIABILITIES AND EQUITY                   $ 95.684              $  (7.210)                $88.474
                                            ==============          ==============          ===============


NOTES TO REORGANIZED BALANCE SHEET

(1) Adjustment to record settlement of claims of general unsecured creditors.

(2) Adjustment to reconcile book value of assets to reorganization value.

(3) Adjustment to record financing fees payable to exit facility lenders and incentive payments payable to professionals upon emergence.

(4) Adjustment to record retirement of DIP facility.

(5) Adjustment to record discharge of pre-petition obligations.

(6) Adjustment to record funding of exit financing.

(7) Adjustment to record cancellation of pre-petition equity.

AMCAST INDUSTRIAL CORPORATION
Projected Balance Sheets
($Millions)


                                                                    PROJECTED
                                          -----------------------------------------------------------
                                                        AS OF FISCAL YEAR END AT AUGUST 31,
                                          -----------------------------------------------------------
                                           2005                2006             2007            2008
                                          ------              ------           ------          ------

ASSETS

Cash & Equivalents                        $ 2.000            $ 2.000         $  2.000        $  2.000

Accounts Receivable, Net                   19.069             20.761           24.477          24.653

Inventory, Net                             10.096             11.850           15.289          15.788

Other Current Assets                        4.446              4.450            4.450           4.450
                                         --------           --------         --------        --------

TOTAL CURRENT ASSETS                       35.611             39.061           46.216          46.892
                                         --------           --------         --------        --------

Property, Plant, & Equipment, Net          48.301             51.096           57.438          57.616

Intangible Assets                               -                  -                -               -

Other Long-Term Assets                      5.014              4.981            4.949           4.917
                                         --------           --------         --------        --------

TOTAL LONG-TERM ASSETS                     53.315             56.077           62.387          62.533
                                         --------           --------         --------        --------

TOTAL ASSETS                              $88.926            $95.138         $108.603        $109.425
                                         ========           ========         ========        ========

LIABILITIES AND EQUITY

Accounts Payable                          $ 9.687            $14.830         $ 21.595        $ 21.925

Accrued Liabilities                         6.733              6.709            6.685           6.661

Current Debt Maturities                         -                  -                -               -
                                         --------           --------         --------        --------

TOTAL CURRENT LIABILITIES                  16.420             21.539           28.280          28.586
                                         --------           --------         --------        --------

Long-Term Debt                             72.850             76.604           82.553          81.290

Other Non-Current Liabilities              (0.061)            (0.165)          (0.136)         (0.081)
                                         --------           --------         --------        --------

TOTAL LONG-TERM LIABILITIES                72.790             76.440           82.417          81.210
                                         --------           --------         --------        --------

TOTAL LIABILITIES                          89.210             97.978          110.697         109.795
                                         --------           --------         --------        --------

Shareholders' Equity                       (0.284)            (2.840)          (2.094)         (0.370)
                                         --------           --------         --------        --------

TOTAL EQUITY                               (0.284)            (2.840)          (2.094)         (0.370)
                                         --------           --------         --------        --------

TOTAL LIABILITIES AND EQUITY              $88.926            $95.138         $108.603        $109.425
                                         ========           ========         ========        ========


AMCAST INDUSTRIAL CORPORATION
Pre-Emergence, Reorganized, and Projected Statements of Operations
($Millions)



                       ACTUAL                                                  PROJECTED
                  ----------------    ------------------------------------------------------------------------------------------
                                            2005
                  -------------------------------------------------------
                    TEN MONTHS                              TWO MONTHS                  FOR THE FISCAL YEAR ENDING AUGUST 31,
                   PRE-EMERGENCE       DEBT DISCHARGE     POST-EMERGENCE     ---------------------------------------------------
                  ENDING 6/30/2005    & REORGANIZATION   ENDING 8/31/2005      2005           2006           2007         2008
                  ----------------    ----------------   ----------------    --------       --------       --------     --------

Sales                $145.521            $  0.000            $27.526         $173.047       $196.317       $226.881     $220.691

Cost of Sales         137.789                   -             24.893          162.682        181.721        205.959      197.674
                  ----------------    ----------------   ----------------    ---------     ----------      ---------    ---------

Gross Profit            7.733                   -              2.633           10.366         14.596         20.922       23.017

Operating
Expenses               13.633                   -              1.976           15.609         10.793         11.600       11.875
                  ----------------    ----------------   ----------------    ---------     ----------      ---------    ---------

Operating Income       (5.901)                  -              0.657           (5.243)         3.803          9.322       11.142

Other
(Income)/Expense        0.379                   -             (0.020)           0.359         (0.058)        (0.073)      (0.085)

Interest Expense        8.975                   -              1.402           10.378          7.768          8.228        8.534

Reorganization
Expense                 6.004             (83.527)             0.506          (77.016)         0.089              -            -
                  ----------------    ----------------   ----------------    ---------     ----------      ---------    ---------

Income before
Taxes                 (21.260)             83.527             (1.231)          61.036         (3.996)         1.166        2.693

Provision for
Income Taxes            0.366                   -              0.053            0.419         (1.438)         0.420        0.970
                  ----------------    ----------------   ----------------    ---------     ----------      ---------    ---------

Net Income           $(21.626)           $ 83.527            $(1.284)        $ 60.617       $ (2.557)      $  0.746     $  1.724
                  ================    ================   ================    =========     ==========      =========    =========

EBITDA (1)           $  1.529            $  0.000            $ 2.222         $  3.751       $ 13.986       $ 20.072     $ 21.960
                  ================    ================   ================    =========     ==========      =========    =========


(1) Excludes Reorganization Expenses and Other (Income)/Expense.

AMCAST INDUSTRIAL CORPORATION
Pre-Emergence, Reorganized, and Projected Statements of Cash Flow
($Millions)


                       ACTUAL                                                  PROJECTED
                  ----------------    ------------------------------------------------------------------------------------------
                                            2005
                  -------------------------------------------------------
                    TEN MONTHS                              TWO MONTHS                  FOR THE FISCAL YEAR ENDING AUGUST 31,
                   PRE-EMERGENCE       DEBT DISCHARGE     POST-EMERGENCE     ---------------------------------------------------
                  ENDING 6/30/2005    & REORGANIZATION   ENDING 8/31/2005      2005           2006           2007         2008
                  ----------------    ----------------   ----------------    --------       --------       --------     --------

Net Cash Flow
from Operating
Activities                 $(14.050)       $ 44.703          $(0.170)        $ 30.484      $  9.190       $  11.112   $  12.227

Net Cash Flow
from Investing
Activities                   (6.678)          6.648           (1.243)          (1.273)      (12.945)       (17.060)     (10.965)

Net Cash Flow
from Financing
Activities                   11.067         (51.914)           3.413          (37.435)        3.755          5.948       (1.262)
                           --------        --------         --------         --------      --------       --------     --------
Net Cash Flow                (9.661)         (0.562)           2.000           (8.224)            -              -            -
Beginning Cash
& Equivalents                10.224           0.562            0.000           10.224         2.000          2.000        2.000

Ending Cash
& Equivalents              $  0.562        $  0.000          $ 2.000         $  2.000      $  2.000       $  2.000    $   2.000